Exhibit 32.1

SECTION 1350 CERTIFICATIONS PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,

United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of RMH Teleservices, Inc. (the “Company”), does hereby certify that:

The Annual Report on Form 10-K for the year ended September 30, 2003 (the “Form 10-K”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 22, 2004	Signed:	/s/ John A. Fellows
	Name:	John A. Fellows
	Title:	Chief Executive Officer

Date: January 22, 2004	Signed:	/s/ John R. Schwab
	Name:	John R. Schwab
	Title:	Executive Vice President and Chief Financial Officer

The foregoing certification is being furnished as an exhibit to the Form 10-K pursuant to Item 601(b)(32) of Regulations S-K and section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, Chapter 63 of Title 18, United States Code) and, accordingly, is not being filed as part of the Form 10-K.